Exhibit 10.43

First Amendment to

Combination Agreement

This First Amendment to Combination Agreement (this “Amendment”) is entered into as of February 26, 2015 This Combination Agreement (this “Agreement”) is entered into by Fenix Parts, Inc., a Delaware corporation (“Fenix”), David A. Gold and Kenneth L. Gold (each a “Shareholder” and together the “Shareholders”), Standard Auto Wreckers Inc., a New York corporation (the “Company”), and Goldy Metals Incorporated, an Ontario corporation and Goldy Metals Holdings Inc., an Ontario corporation (each a “Corporate Shareholder” and together the “Corporate Shareholders”).

Whereas, the Parties have entered into a Combination Agreement dated as of September 24, 2014 (the “Combination Agreement”); and

Whereas, the Parties desire to amend the Combination Agreement as set forth herein,

It is agreed as follows:

1.	Capitalized terms without definition shall have the same meaning as given in the Combination Agreement.

2.	Section 9.1(a)(3) of the Combination Agreement shall be deleted and replaced in its entirety with the following:

(3)	Closing has not occurred by May 15, 2015 (the “Outside Date”) (other than as a result of Fenix’s breach of or failure to perform its obligations under this Agreement);

3.	Section 9.1(b)(3) of the Combination Agreement shall be deleted and replaced in its entirety with the following:

(3)	Closing has not occurred by May 15, 2015 (the “Outside Date”) (other than as a result of the Corporate Shareholders’ or the Shareholders’ breach of or failure to perform their obligations under this Agreement);

4.	The definitions of “Interim Balance Sheet” and “Interim Financial Statements” shall be modified to include the Company’s balance sheet and financial statements as of and for the period ended December 31, 2014.

5.	Except as expressly amended by the terms of this Amendment, the Combination Agreement is in all respects ratified and confirmed.

Signatures appear on the following page

In witness, the Parties have executed this Amendment.

Fenix Parts, Inc.

By	/s/ Kent Robertson
Kent Robertson
Chief Executive Officer

/s/ David A. Gold
David A. Gold

/s/ Kenneth L. Gold
Kenneth L. Gold

Goldy Metals Incorporated

By	/s/ Kenneth L. Gold
Name:	Kenneth L. Gold
Title:	President

Goldy Metals Holdings, Inc.

By	/s/ Kenneth L. Gold
Name:	Kenneth L. Gold
Title:	President

Standard Auto Wreckers, Inc.

By	/s/ Kenneth L. Gold
Name:	Kenneth L. Gold
Title:	President

Signature page to First Amendment

to Standard (US) Combination Agreement

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